UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)

227 West Monroe, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2023 – November 30, 2023

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semiannual Report

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

GuggenheimInvestments.com	CEF-GBAB-SAR-1123

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gbab, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Monthly portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Trust and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	November 30, 2023

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2023 (the “Reporting Period”).

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Trust Performance, which begin on page 5.There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the factors that impacted the Trust’s performance during the Reporting Period.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 0.74% and a total return based on NAV of -0.08%. At the end of the Reporting Period, the Trust’s market price of $15.65 per share represented a premium of 2.76% to its NAV of $15.23 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 9.64% based on the Trust’s closing market price of $15.65 per share at the end of the Reporting Period.

The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 25, and Note 2(g) on page 62 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described on page 86 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2023

averaging technique for shareholders to accumulate a larger number of Trust shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

December 31, 2023

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2023

With an influx of softer data on economic activity and inflation coupled with worsening survey results and anecdotal reports, the U.S. Federal Reserve (the “Fed”) has continued to shift in a dovish direction as it becomes more cautious about downside risk to the economy than the upside risk to inflation. The Fed held rates steady at its December 2023 meeting, and in their Summary of Economic Projections, Fed officials signaled the possibility for 75 basis points of rate cuts in 2024, up from their prior estimate of 50 basis points of cuts. More importantly, Chair Powell acknowledged that discussion on when to cut rates was beginning, opening the possibility for rate cuts in as soon as the next few months.

The Fed’s pivot to a dovish stance is unequivocally market friendly in our view and led rates lower, equity markets to new highs, and credit spreads to their tightest levels since before the hiking cycle began. The decline in U.S. Treasury yields across the board is fueling a bit of an unexpected improvement in markets, spanning both risk and government-backed assets. Spreads continued to tighten in asset-backed securities as well, and November 2023 was the best month for Agency mortgage-backed securities since the 1980s.

Looking forward, we believe investment-grade corporate bond spread tightening could slow somewhat. Meanwhile, we continue to keep an eye on areas where fundamental trends fail to corroborate the broad risk-on sentiment, like in the office real estate sector which is struggling from structural demand shifts and the financing environment. In short, the unexpected improvement, while good news for investors after a challenging year, is predicated on the Fed cutting rates just in time to reverse the pressure that tightening is actively putting on the most sensitive sectors and consumers. To get more cuts projected from here, we believe that we will need to see more evidence that the economy is going to slow further.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited)	November 30, 2023

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). The Trust is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing

Director, and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Trust’s return and return of comparative Indices

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 0.74% and a total return based on NAV of -0.08%. At the end of the Reporting Period, the Trust’s market price of $15.65 per share represented a premium of 2.76% to its NAV of $15.23 per share. At the beginning of the Reporting Period, the Trust’s market price of $16.32 per share represented a premium of 1.94% to its NAV of $16.01 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time and maybe higher or lower than the Trust’s NAV.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 22 for additional information about the Trust’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Trust allocates the largest of its investments were:

Index*	Total Return
Bloomberg Municipal Bond Index	2.29%
Bloomberg Taxable Municipal Index	-1.21%
Bloomberg U.S. Aggregate Bond Index	-0.80%
Bloomberg U.S. Corporate High Yield Index	5.52%
Credit Suisse Leveraged Loan Index	6.98%
ICE Bank of America Asset Backed Security Master BBB-AA Index	2.19%
ICE Bank of America Build America Bond Index	-1.49%
Standard & Poor’s 500 (“S&P 500”) Index	10.17%
*See page 10 for Index definitions

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Discuss the Trust’s distributions

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 9.64% based on the Trust’s closing market price of $15.65 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 25, and Note 2(g) on page 62 for more information on distributions for the period.

Payable Date	Amount
June 30, 2023	$0.12573
July 31, 2023	$0.12573
August 31, 2023	$0.12573
September 29, 2023	$0.12573
October 31, 2023	$0.12573
November 30, 2023	$0.12573
Total	$0.75438

What factors contributed or detracted from the Trust’s Performance during the Reporting Period?

The Reporting Period was marked by a move tighter in spreads and a bear steepening of the U.S. Treasury curve. Earned income was the largest contributor to performance. Also, credit spreads positively contributed as the Bloomberg U.S. Corporate Investment Grade Bond Index and Bloomberg U.S. Corporate High Yield Bond Index spreads tightened by 34 basis points and 89 basis points, respectively. Duration detracted from performance as the yield curve bear steepened, meaning yields at the long end of the curve rose more than those at the front end, with yields on 2-year and 30-year Treasurys finishing 28 basis points and 63 basis points higher, respectively, at the end of the Reporting Period.

Discuss the Trust’s Use of Leverage

At the end of the Reporting Period, the Trust’s leverage was approximately 28% of Managed Assets, compared with about 26% at the beginning of the Reporting Period. The increase in leverage is largely due to the increased income opportunity that presented itself as rates rose to cycle-highs.

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The Trust currently employs financial leverage through reverse repurchase agreements with five counterparties.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given negative total returns over the Reporting Period, leverage detracted from performance.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section which begins on page 11) frequently expose the Trust to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Trust use derivatives during the Reporting Period?

The Trust had minimal exposure to derivatives during the Reporting Period. The Trust held foreign currency forwards to hedge non-USD denominated bond holdings, which detracted a negligible amount as the dollar marginally depreciated against the Canadian dollar, the euro, and the pound. The Trust utilized credit default swaps to hedge broader credit risks, though this position was nearly unchanged and only modestly detracted during the period. Lastly, the Trust employed curve caps to hedge against moves in the yield curve; the performance from these positions over the Reporting Period was negligible.

How was the Trust positioned at the end of the Reporting Period?

As we near the end of 2023, we have come through a period of unprecedented volatility that has left a wide range of possible outcomes going forward. We are coming off multiple years of poor returns across fixed income, particularly for longer-duration, high-quality investments. But the past may not resemble the future, and the worst drawdown for an asset class can prove to be a very attractive entry point for prudent investors as the end of the Fed’s aggressive rate hiking cycle may provide respite.

We believe the next major policy moves are likely to provide strong tailwinds for fixed income. We continue to expect elevated volatility in the economy and markets, as well as a policy response to these conditions. This argues for the importance of diversification in asset allocation and within portfolios. The heightened probability of a recession over the next 6-12 months as indicated by our models continues to guide our more defensive and conservative positioning within the Trust, prioritizing quality (which takes multiple forms, including focusing on industry market leaders, more conservatively positioned balance sheets, stronger credit stipulations, and more creditor-friendly structures) and industries that may be more resilient to economic downturns.

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Though the recent decrease in interest rates and tightening of credit spreads have likely pulled forward some of the expected future total return potential of parts of fixed income, we still view the go-forward valuation proposition of fixed income as attractive at current levels and sourceable income levels in high quality credit as historically high relative to recent history. Our portfolio strategy has remained consistent throughout 2023. This means continuing to upgrade the credit profile of our portfolios and to seek strong income generation and the potential for capital appreciation. We have grown our exposure in high quality sectors, particularly in Agency residential mortgage-backed securities (“RMBS”) and in structured credit investments such as non-Agency RMBS, senior tranches of collateralized loan obligations, and commercial asset-backed securities.

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Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

The Bloomberg Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The ICE Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

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Risks and Other Considerations

Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Trust’s investments and a shareholder’s investment in the Trust to reduced yield and/or income and sudden and substantial losses.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Trust will achieve its investment objectives. The net asset and market values of the Trust’s shares will fluctuate, sometimes independently, based on market and other factors affecting the Trust and its investments. The market value of Trust shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Trust shares is often considered in determining whether to purchase or sell Trust shares, whether investors will realize gains or losses upon the sale of Trust shares will depend upon whether the market price of Trust shares at the time of sale is above or below the investor’s purchase price. Market value movements of Trust shares are thus material to investors and may result in losses, even when net asset value has increased. The Trust is designed for long-term investors; investors should not view the Trust as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Trust is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI), most recent annual report and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders may access the Trust’s Prospectus, SAI and most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results

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and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Short Sales Risk. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. This risk is heightened in market environments where interest rates are changing. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to

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greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the U.S. Federal Reserve Board’s (“Federal Reserve”) monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Trust’s investments and may negatively impact the Trust’s characteristics, which in turn would impact performance.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain fixed income and other debt securities (“Income Securities”) or result in the issuance of lower yielding Income Securities. The Federal Reserve has increased interest rates at significant levels over recent periods. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Trust’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to

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cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. When the cost of leverage is no longer favorable, or when the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks.

Liquidity Risk. The Trust may invest in municipal securities that are, at the time of investment, illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention, such as the legal restrictions on certain financial instruments’ resale.

Management Risk. The Trust is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, natural/environmental disasters, cyber attacks, terrorism, governmental or quasigovernmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened war or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrade, and other similar events, each of which may be temporary or last for extended periods. Many economies and markets have experienced high inflation rates in recent periods. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the

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market) which may adversely affect financial markets and the broader economy, as well as the Trust’s performance. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Trust invests. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Trust’s performance. For example, developments in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Trust’s performance or operations.

Municipal Securities Risk. The Trust’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments, adverse changes in the financial conditions of issuers of municipal securities, or other actual or perceived changes in economic, social, or public health conditions. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. The income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources, which can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Each of the foregoing may adversely affect the Trust’s investments in municipal securities.

Build America Bonds (“BABs”) Risk. BABs are a form of municipal financing. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. It is uncertain whether Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no assurance

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that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Taxable Municipal Securities Risk. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Debt Instruments Risk. The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, economic and other conditions. Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment risks. Issuers that rely directly or indirectly on government funding mechanisms or non-profit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy. The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance,

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earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the overall market for such instruments. The risk of the occurrence of these types of unfavorable events is heightened in market environments where interest rates are rising.

Municipal Conduit Bond Risk. Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Municipal conduit bonds are therefore subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Project Finance Risk. Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it.

Risks of Investing in Debt Issued by Non-Profit Institutions. Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations. Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; and increased pressures from managed

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care organizations, insurers, and patients to cut the costs of medical care. There is a risk that nonprofit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns.

Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than certain other lower grade securities, which may have fixed interest rates. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Trust to invest assets at lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Trust’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a Senior Loan may lose significant market value before a default occurs. The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Structured Finance Investments Risk. The Trust’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to

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the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. Mortgage-backed securities generally are classified as either commercial mortgage backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans

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MANAGEMENT’S DISCUSSION OF
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on residential properties; (5) prepayment risk and extension risks, which can lead to significant fluctuations in the value of the mortgage-backed security; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages. Income from and values of MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties.

In addition, the general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

CLO, CDO and CBO Risk. In addition to the general risks associated with debt securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Trust such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Trust. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These

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relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These events may adversely affect the Trust and its investments in CLOs, CDOs and CBOs, including their value, volatility and liquidity.

Investment Funds Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds subject the Trust to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fees at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage and, thus, increase the Trust’s exposure to leverage risk and costs. From time to time, the Trust may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by these Investment Funds may cause these Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses.

In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 21

TRUST SUMMARY (Unaudited)	November 30, 2023

Trust Statistics
Market Price	$15.65
Net Asset Value	$15.23
Premium to NAV	2.76%
Net Assets ($000)	$358,076

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2023
	Six month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	(0.08%)	2.85%	(5.61%)	0.09%	3.66%
Market	0.74%	2.17%	(6.77%)	1.40%	5.45%
Bloomberg Taxable Municipal Index	(1.21%)	3.24%	(4.67%)	1.48%	3.31%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	68.8%
Corporate Bonds	31.5%
Asset-Backed Securities	11.4%
Closed-End Mutual Funds	11.0%
Senior Floating Rate Interests	9.3%
Collateralized Mortgage Obligations	3.4%
Preferred Stocks	2.1%
Money Market Funds	1.3%
Foreign Government Debt	0.2%
Options Purchased	0.0%*
Common Stocks	0.0%*
Warrants	0.0%*
Total Investments	139.0%
Other Assets & Liabilities, net	(39.0%)
Net Assets	100.0%

*Less than 0.1%.

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Ten Largest Holdings	% of Net Assets
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.3%
BlackRock Taxable Municipal Bond Trust	3.2%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	3.1%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy), 6.00%	2.9%
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction Bonds,
Series 2012B, 6.88%	2.8%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds, 8.57%	2.7%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.7%
Evansville-Vanderburgh School Building Corp. Revenue Bonds, 6.50%	2.5%
Santa Ana Unified School District, California, General Obligation Bonds, Federal
Taxable Build America Bonds, 7.10%	2.5%
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds, 6.85%	2.1%
Top Ten Total	27.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 23

TRUST SUMMARY (Unaudited) continued	November 30, 2023

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.5%
AA	28.9%
A	22.7%
BBB	17.6%
BB	7.2%
B	6.5%
CCC	0.7%
CC	0.0%*
NR2	4.6%
Other Instruments	10.3%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	November 30, 2023

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2023, 57% of the distributions were characterized as ordinary income, and 43% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Trust in 2023 will be reported to shareholders in January 2024.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited)		November 30, 2023

	Shares	Value
COMMON STOCKS† – 0.0%
Communications – 0.0%
Figs, Inc. — Class A*	3,754	$27,254
Vacasa, Inc. — Class A*	511	4,068
Total Communications		31,322
Industrial – 0.0%
BP Holdco LLC*,†††,1	15,619	18,932
Vector Phoenix Holdings, LP*,†††	15,619	960
Targus, Inc.*,†††	17,838	526
Targus, Inc.*,†††	17,838	526
Targus, Inc.*,†††	17,838	428
Targus , Inc.*,†††	17,838	195
YAK BLOCKER 2 LLC*,†††	5,183	52
YAK BLOCKER 2 LLC*,†††	4,791	48
Targus, Inc.*,†††	17,838	2
Total Industrial		21,669
Financial – 0.0%
Tensor Ltd.*,†††	81,175	8
Total Common Stocks
(Cost $194,583)		52,999
PREFERRED STOCKS†† – 2.1%
Financial – 2.1%
Equitable Holdings, Inc.
4.30%	140,000	2,241,400
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,753,463
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,2	1,500,000	1,511,250
PartnerRe Ltd.
4.88%	46,000	825,700
Reinsurance Group of America, Inc.
7.13% due 10/15/52	23,225	607,798
Selective Insurance Group, Inc.
4.60%	20,000	348,600
First Republic Bank
4.50%†††	17,750	2
4.25%†††	31,650	–
Total Financial		7,288,213
Industrial – 0.0%
YAK BLOCKER 2 LLC*,†††	284,756	79,077
Total Preferred Stocks
(Cost $11,562,726)		7,367,290

See notes to financial statements.

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SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Shares	Value
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	$842
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,5	12,600	151
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,5	23,730	2
Total Warrants
(Cost $32,105)		995
CLOSED-END MUTUAL FUNDS† – 11.0%
BlackRock Taxable Municipal Bond Trust	738,712	11,568,230
Nuveen Taxable Municipal Income Fund	471,344	7,159,715
Nuveen California Quality Municipal Income Fund	482,736	5,117,002
Invesco Municipal Opportunity Trust	450,245	4,124,244
Invesco Trust for Investment Grade Municipals	382,286	3,616,426
Invesco Municipal Trust	309,052	2,849,459
BlackRock MuniVest Fund, Inc.	394,750	2,676,405
Invesco Advantage Municipal Income Trust II	287,297	2,341,471
Total Closed-End Mutual Funds
(Cost $56,469,081)		39,452,952
MONEY MARKET FUNDS† – 1.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.27%[6]	4,102,624	4,102,624
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.24%[6]	647,931	647,931
Total Money Market Funds
(Cost $4,750,555)		4,750,555
	Face
	Amount~

MUNICIPAL BONDS†† – 68.8%
California – 13.0%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[15]
7.10% due 08/01/40	7,785,000	8,810,659
6.80% due 08/01/30	2,245,000	2,447,460
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,055,538
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42[7]	7,500,000	5,530,377
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47[7]	3,450,000	3,633,492
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,101,104

See notes to financial statements.

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SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 68.8% (continued)
California – 13.0% (continued)
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40[7]	2,450,000	$1,790,621
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[7]	2,000,000	1,732,395
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44[7]	2,000,000	1,551,347
Hillsborough City School District General Obligation Unlimited
due 09/01/38[8]	1,600,000	689,832
due 09/01/37[8]	1,120,000	514,992
due 09/01/40[8]	500,000	189,244
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[7]	1,500,000	1,036,369
Placentia-Yorba Linda Unified School District (Orange County, California), General
Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction
Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,007,483
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,003,451
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[15]
7.25% due 08/01/28	805,000	857,901
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35[7]	500,000	392,794
3.27% due 03/01/40	250,000	184,480
3.29% due 03/01/41[7]	70,000	50,766
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	511,781
California State University Revenue Bonds
3.90% due 11/01/47[7]	500,000	399,056
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	350,000	355,095
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41[7]	400,000	279,335
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	211,744
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39[7]	250,000	184,659
Total California		46,521,975
Texas – 11.2%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[15]
7.09% due 01/01/42[7]	10,020,000	10,904,483
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[7]	8,900,000	7,014,204

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 68.8% (continued)
Texas – 11.2% (continued)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[7]	8,000,000	$5,208,942
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48[7]	6,800,000	4,669,917
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[7]	5,250,000	3,850,115
3.27% due 01/01/45[7]	1,150,000	779,421
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[7]	6,500,000	4,419,810
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,590,554
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42[7]	2,200,000	1,533,615
Total Texas		39,971,061
Washington – 6.4%
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,417,525
Central Washington University, System Revenue Bonds, 2010, Taxable
Build America Bonds[15]
6.50% due 05/01/30	5,000,000	5,215,294
Washington State Convention Center Public Facilities District, Lodging
Tax Bonds, Taxable Build America Bonds[15]
6.79% due 07/01/40	4,600,000	4,826,979
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[15]
7.10% due 04/01/32	3,325,000	3,582,230
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,065,181
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44[7]	1,100,000	745,169
Total Washington		22,852,378
Pennsylvania – 5.0%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30	10,330,000	10,543,303
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29	6,895,000	7,486,435
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	175,000	172,017
Total Pennsylvania		18,201,755

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 68.8% (continued)
New York – 4.2%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[15]
8.57% due 11/01/40	10,010,000	$9,766,365
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51	5,000,000	3,476,728
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[7]	2,250,000	1,779,754
Total New York		15,022,847
Illinois – 4.0%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[15]
6.90% due 01/01/40[7]	5,100,000	5,633,130
Illinois, General Obligation Bonds, Taxable Build America Bonds[15]
7.35% due 07/01/35	4,258,242	4,486,125
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[15]
6.74% due 11/01/40[7]	2,990,000	3,274,798
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	858,462	874,370
6.73% due 04/01/35[7]	184,615	188,852
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	176,048
Total Illinois		14,633,323
Ohio – 4.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[7]	8,900,000	5,615,779
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[7]	5,000,000	5,252,061
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,502,677
Toronto City School District, Ohio, Qualified School Construction Bonds General
Obligation Bonds
7.00% due 12/01/28	780,000	780,988
Total Ohio		14,151,505
Oklahoma – 3.4%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	9,617,846
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,541,989
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	120,014
Total Oklahoma		12,279,849

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 68.8% (continued)
West Virginia – 3.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[15]
7.65% due 04/01/40[7]	10,000,000	$11,777,377
Indiana – 3.3%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[7]	8,690,000	8,918,278
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,759,451
Total Indiana		11,677,729
Michigan – 2.4%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[7]	2,505,000	2,856,513
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited
Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[7]	2,640,000	2,806,018
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	1,510,000	1,510,871
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,001,119
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	415,315
Total Michigan		8,589,836
South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[15]
7.33% due 07/01/40	5,000,000	5,625,588
New Jersey – 1.2%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[7]	3,500,000	2,648,070
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40[7]	2,500,000	1,770,274
Total New Jersey		4,418,344
Massachusetts – 1.2%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[7]	3,400,000	2,390,592
2.87% due 07/01/51	750,000	481,450
Massachusetts Development Finance Agency Revenue Bonds, Build America Bonds[15]
3.52% due 10/01/46	2,250,000	1,500,104
Total Massachusetts		4,372,146

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 68.8% (continued)
Alabama – 1.1%
Auburn University Revenue Bonds
2.68% due 06/01/50[7]	6,500,000	$3,941,168
Colorado – 1.0%
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28	2,500,000	2,660,062
University of Colorado Revenue Bonds
2.81% due 06/01/48[7]	920,000	603,546
Total Colorado		3,263,608
Mississippi – 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[7]	4,500,000	3,187,279
New Hampshire – 0.9%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51[7]	4,800,000	3,174,812
Louisiana – 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38[7]	2,500,000	1,950,741
Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	215,634
Arkansas – 0.1%
University of Arkansas Revenue Bonds
3.10% due 12/01/41[7]	250,000	186,480
District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40[7]	100,000	87,338
Total Municipal Bonds
(Cost $277,355,413)	246,102,773
CORPORATE BONDS†† – 31.5%
Financial – 11.8%
Central Storage Safety Project Trust
4.82% due 02/01/38[9]	6,956,064	5,880,317
Wilton RE Ltd.
6.00% †††,2,3,10	3,800,000	3,356,710
Intact Financial Corp.
5.46% due 09/22/32[2,7]	1,900,000	1,844,801
Blue Owl Finance LLC
4.38% due 02/15/32[2,7]	2,150,000	1,791,256

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 31.5% (continued)
Financial – 11.8% (continued)
Accident Fund Insurance Company of America
8.50% due 08/01/32[2]	1,750,000	$1,727,157
Ares Finance Company IV LLC
3.65% due 02/01/52[2,7]	2,650,000	1,720,698
Maple Grove Funding Trust I
4.16% due 08/15/51[2,7]	2,500,000	1,637,183
Pershing Square Holdings Ltd.
3.25% due 10/01/31[2]	2,100,000	1,571,430
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2]	2,700,000	1,545,783
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2]	1,500,000	1,282,380
Global Atlantic Finance Co.
4.70% due 10/15/51[2,3]	1,450,000	1,202,647
National Life Insurance Co.
10.50% due 09/15/39[2]	900,000	1,103,230
United Wholesale Mortgage LLC
5.50% due 11/15/25[2]	1,100,000	1,069,391
Prudential Financial, Inc.
5.13% due 03/01/52[3]	1,200,000	1,066,030
FS KKR Capital Corp.
3.25% due 07/15/27[7]	1,150,000	1,013,903
Stewart Information Services Corp.
3.60% due 11/15/31[7]	1,350,000	1,005,410
NFP Corp.
6.88% due 08/15/28[2,7]	1,100,000	979,391
JPMorgan Chase & Co.
5.72% due 09/14/33[3]	950,000	946,564
Horace Mann Educators Corp.
7.25% due 09/15/28[7]	900,000	936,775
Macquarie Bank Ltd.
3.05% due 03/03/36[2,3]	1,200,000	920,972
Credit Suisse AG NY
7.95% due 01/09/25[7]	900,000	917,487
NatWest Group plc
7.47% due 11/10/26[3,7]	850,000	871,216
Kennedy-Wilson, Inc.
5.00% due 03/01/31[7]	1,150,000	863,011
Standard Chartered plc
7.78% due 11/16/25[2,3,7]	750,000	762,411
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[2]	1,000,000	757,012
Toronto-Dominion Bank
8.13% due 10/31/82[3]	750,000	754,146

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 31.5% (continued)
Financial – 11.8% (continued)
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	$736,218
Corebridge Financial, Inc.
6.88% due 12/15/52[3]	700,000	672,221
QBE Insurance Group Ltd.
5.88% [2,3,10]	650,000	625,179
Bank of Nova Scotia
8.63% due 10/27/82[3]	550,000	552,675
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[2,7]	560,000	533,941
HUB International Ltd.
5.63% due 12/01/29[2,7]	550,000	498,721
Belvoir Land LLC
5.60% due 12/15/35[2]	500,000	464,406
OneMain Finance Corp.
9.00% due 01/15/29[7]	350,000	360,969
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[2,7]	300,000	260,547
Total Financial	42,232,188
Consumer, Non-cyclical – 4.5%
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.75% due 04/01/33[7]	1,050,000	991,545
4.38% due 02/02/52[7]	1,200,000	823,089
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,495,979
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[7]	2,500,000	1,485,170
Post Holdings, Inc.
4.50% due 09/15/31[2]	1,300,000	1,131,812
Universal Health Services, Inc.
2.65% due 01/15/32[7]	1,300,000	1,023,065
Altria Group, Inc.
3.70% due 02/04/51[7]	1,500,000	1,000,643
Reynolds American, Inc.
5.70% due 08/15/35[7]	1,050,000	985,413
HCA, Inc.
4.63% due 03/15/52[7]	1,200,000	950,329
Amgen, Inc.
4.40% due 02/22/62	1,200,000	943,656
Sotheby’s
7.38% due 10/15/27[2,7]	1,000,000	917,056
BAT Capital Corp.
7.08% due 08/02/43[7]	800,000	814,231

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 31.5% (continued)
Consumer, Non-cyclical – 4.5% (continued)
BCP V Modular Services Finance II plc
6.13% due 10/30/28[2]	GBP 750,000	$807,118
CPI CG, Inc.
8.63% due 03/15/26[2]	601,000	570,987
Baylor College of Medicine
5.26% due 11/15/46	600,000	556,616
Medline Borrower, LP
5.25% due 10/01/29[2]	450,000	407,234
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[2,7]	260,000	240,716
Upbound Group, Inc.
6.38% due 02/15/29[2,7]	250,000	227,648
Performance Food Group, Inc.
6.88% due 05/01/25[2,7]	225,000	225,118
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
7.13% due 04/01/29[2,11]	350,000	224,875
OhioHealth Corp.
2.83% due 11/15/41	300,000	204,444
Total Consumer, Non-cyclical		16,026,744
Consumer, Cyclical – 3.8%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,7]	4,019,000	4,061,294
United Airlines, Inc.
4.63% due 04/15/29[2]	2,200,000	1,963,961
Warnermedia Holdings, Inc.
5.14% due 03/15/52[7]	1,150,000	919,150
6.41% due 03/15/26[7]	900,000	900,816
Hyatt Hotels Corp.
5.75% due 04/23/30[7]	1,100,000	1,107,734
LKQ Corp.
6.25% due 06/15/33[7]	950,000	950,710
Air Canada
4.63% due 08/15/29[2]	CAD 1,050,000	699,082
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[2]	539,000	559,213
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2,7]	600,000	548,704
Polaris, Inc.
6.95% due 03/15/29	450,000	463,124
Wabash National Corp.
4.50% due 10/15/28[2,7]	500,000	427,486
Hanesbrands, Inc.
9.00% due 02/15/31[2,7]	400,000	377,081

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 31.5% (continued)
Consumer, Cyclical – 3.8% (continued)
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2,7]	300,000	$265,500
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,7]	250,000	220,149
Station Casinos LLC
4.63% due 12/01/31[2]	200,000	169,936
Total Consumer, Cyclical		13,633,940
Industrial – 3.7%
Boeing Co.
5.81% due 05/01/50	4,000,000	3,901,251
IP Lending V Ltd.
5.13% due 04/02/26†††,2	1,200,000	1,142,640
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[7]	1,300,000	1,017,084
Artera Services LLC
9.03% due 12/04/25[2,7]	1,050,000	958,918
LBJ Infrastructure Group LLC
3.80% due 12/31/57[2]	1,500,000	930,870
IP Lending X Ltd.
7.75% due 07/02/29†††,2	900,000	905,440
Cellnex Finance Company S.A.
3.88% due 07/07/41[2,7]	1,250,000	904,000
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[2]	1,000,000	785,000
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	768,409
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[2,7]	600,000	595,500
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,7]	575,000	573,679
Deuce FinCo plc
5.50% due 06/15/27[2]	GBP 500,000	568,861
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,7]	400,000	317,865
Level 3 Financing, Inc.
11.00% due 11/15/29†††	634,257	1
Total Industrial		13,369,518
Communications – 2.8%
British Telecommunications plc
4.88% due 11/23/81[2,3]	1,700,000	1,403,356
T-Mobile USA, Inc.
2.88% due 02/15/31[7]	1,362,000	1,154,063
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2,7]	850,000	766,063
5.75% due 08/01/28[2]	300,000	273,750

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~		Value
CORPORATE BONDS†† – 31.5% (continued)
Communications – 2.8% (continued)
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[2,7]	1,150,000	$965,351
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53[7]	1,200,000	960,990
Corning, Inc.
4.38% due 11/15/57[7]	1,200,000	950,048
Rogers Communications, Inc.
4.50% due 03/15/42	1,150,000	947,127
Altice France S.A.
5.50% due 10/15/29[2,7]	900,000	649,375
5.13% due 07/15/29[2,7]	350,000	250,323
Vodafone Group plc
5.13% due 06/04/81[3]	1,100,000	753,165
UPC Broadband Finco BV
4.88% due 07/15/31[2,7]	700,000	590,625
CSC Holdings LLC
11.25% due 05/15/28[2,7]	250,000	249,561
5.25% due 06/01/24	100,000	95,260
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	182,500
Total Communications		10,191,557
Energy – 2.5%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,047,320
Valero Energy Corp.
4.00% due 06/01/52[7]	2,450,000	1,782,204
ITT Holdings LLC
6.50% due 08/01/29[2]	1,250,000	1,090,625
NuStar Logistics, LP
6.38% due 10/01/30[7]	1,000,000	975,000
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[7]	1,000,000	925,732
Venture Global LNG, Inc.
9.88% due 02/01/32[2]	750,000	768,631
Kinder Morgan, Inc.
5.20% due 06/01/33[7]	400,000	383,015
Parkland Corp.
4.63% due 05/01/30[2,7]	300,000	267,750
Buckeye Partners, LP
4.35% due 10/15/24[7]	250,000	244,415
Viper Energy, Inc.
7.38% due 11/01/31[2,7]	200,000	202,400
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[2]	200,000	200,268

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 31.5% (continued)
Energy – 2.5% (continued)
CVR Energy, Inc.
5.75% due 02/15/28[2]	125,000	$115,589
Total Energy		9,002,949
Basic Materials – 0.9%
Alcoa Nederland Holding BV
4.13% due 03/31/29[2,7]	1,100,000	981,096
ArcelorMittal S.A.
6.55% due 11/29/27	900,000	929,363
SK Invictus Intermediate II SARL
5.00% due 10/30/29[2,7]	700,000	568,844
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2,7]	600,000	563,237
Mirabela Nickel Ltd.
due 06/24/19†††,9,11	96,316	482
Total Basic Materials		3,043,022
Technology – 0.8%
Broadcom, Inc.
3.19% due 11/15/36[2,7]	1,300,000	993,297
Oracle Corp.
3.95% due 03/25/51[7]	1,100,000	813,880
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[7]	800,000	688,896
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[2]	200,000	205,158
Total Technology		2,701,231
Utilities – 0.7%
Ohio Edison Co.
5.50% due 01/15/33[2,7]	950,000	925,344
Alexander Funding Trust II
7.47% due 07/31/28[2,7]	900,000	922,105
NRG Energy, Inc.
7.00% due 03/15/33[2]	450,000	454,972
Black Hills Corp.
5.95% due 03/15/28[7]	200,000	202,461
Total Utilities		2,504,882
Total Corporate Bonds
(Cost $129,172,712)	112,706,031
ASSET-BACKED SECURITIES†† – 11.4%
Financial – 3.8%
Thunderbird A
5.50% due 03/01/37†††	3,925,948	3,606,610

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 11.4% (continued)
Financial – 3.8% (continued)
Lightning A
5.50% due 03/01/37†††	3,867,386	$3,552,812
HV Eight LLC
7.10% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%)
due 12/31/27◊,†††	EUR 1,607,232	1,749,785
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,561,248	1,371,792
Project Onyx I
7.67% due 01/26/27†††	1,350,000	1,349,277
Ceamer Finance LLC
6.92% due 11/15/37†††	966,635	923,670
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	650,000
Project Onyx II
7.67% due 01/26/27†††	450,000	449,732
Total Financial		13,653,678
Transport-Aircraft – 1.9%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[2,4]	2,382,172	2,142,001
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[2]	1,075,149	917,156
Sprite Ltd.
2021-1, 3.75% due 11/15/46[2]	954,136	874,437
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[2]	862,383	777,378
Start Ltd.
2018-1, 4.09% due 05/15/43[2]	829,979	740,880
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[2]	725,290	596,955
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[2]	573,173	483,035
AASET Trust
2021-2A, 2.80% due 01/15/47[2]	407,951	349,288
Total Transport-Aircraft		6,881,130
Collateralized Loan Obligations – 1.9%
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 8.15% (3 Month Term SOFR + 2.76%, Rate Floor: 2.50%)
due 11/18/31◊,2	2,500,000	2,405,639
Cerberus Loan Funding XLII LLC
2023-3A C, 9.58% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%)
due 09/13/35◊,2	1,250,000	1,249,705

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 11.4% (continued)
Collateralized Loan Obligations – 1.9% (continued)
ABPCI Direct Lending Fund CLO II LLC
2021-1A CR, 8.83% (3 Month Term SOFR + 3.41%, Rate Floor: 3.15%)
due 04/20/32◊,2	1,000,000	$963,631
Cerberus Loan Funding XL LLC
2023-1A C, 9.79% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%)
due 03/22/35◊,2	750,000	751,087
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%)
due 02/15/39◊,2	650,000	601,857
WhiteHorse X Ltd.
2015-10A E, 10.96% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%)
due 04/17/27◊,2	371,135	371,077
WhiteHorse VIII Ltd.
2014-1A E, 10.19% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%)
due 05/01/26◊,2	196,225	165,429
BNPP IP CLO Ltd.
2014-2A E, 10.90% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%)
due 10/30/25◊,2	287,756	71,737
Total Collateralized Loan Obligations		6,580,162
Infrastructure – 1.7%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[2]	5,000,000	4,431,825
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[2]	1,900,000	1,750,238
Total Infrastructure		6,182,063
Whole Business – 0.8%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[2]	990,000	930,192
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	960,000	886,363
2021-1A, 2.39% due 04/25/51[2]	48,750	40,742
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[2]	1,174,000	893,526
Total Whole Business		2,750,823
Net Lease – 0.7%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[2]	997,917	984,265
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[2]	998,125	921,977
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[2]	500,000	407,320
Total Net Lease		2,313,562

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 11.4% (continued)
Single Family Residence – 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[2]	1,000,000	$950,488
2020-SFR2, 4.50% due 10/19/37[2]	400,000	368,203
2020-SFR2, 4.00% due 10/19/37[2]	400,000	367,018
2020-SFR2, 3.37% due 10/19/37[2]	250,000	227,635
Total Single Family Residence		1,913,344

Insurance – 0.1%
CHEST
7.13% due 03/15/43†††	500,000	488,142
Total Asset-Backed Securities
(Cost $42,664,855)		40,762,904

SENIOR FLOATING RATE INTERESTS††,◊ – 9.3%
Consumer, Cyclical – 2.6%
MB2 Dental Solutions LLC
11.45% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	1,492,679	1,476,415
FR Refuel LLC
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/08/28	1,286,353	1,244,546
Zephyr Bidco Ltd.
11.19% (1 Month GBP SONIA + 6.00%, Rate Floor: 6.00%) due 07/31/28	GBP 900,000	1,107,728
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,121,250	1,101,348
Alexander Mann
11.42% (1 Month Term SOFR + 6.10%, Rate Floor: 6.10%) due 06/29/27	1,000,000	971,670
Pacific Bells LLC
10.15% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	752,210	742,100
Accuride Corp.
12.22% (1 Month Term SOFR + 5.25%, Rate Floor: 6.25%)
(in-kind rate was 1.62%) due 05/18/26[12]	698,946	597,599
The Facilities Group
11.24% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††	496,343	486,417
NFM & J LLC
11.23% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††	488,427	478,658
Camin Cargo Control, Inc.
11.96% (1 Month Term SOFR + 6.50%, Rate Floor: 6.50%) due 06/04/26†††	471,801	452,929
Flutter Financing B.V.
8.90% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/24/28	415,521	415,662
ImageFIRST Holdings LLC
10.47% ((3 Month Term SOFR + 4.75%) and (6 Month Term SOFR + 4.75%),
Rate Floor: 4.75%) due 04/27/28	419,459	415,265
Total Consumer, Cyclical		9,490,337

Consumer, Non-cyclical – 2.1%
Mission Veterinary Partners
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	1,225,000	1,207,899

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 9.3% (continued)
Consumer, Non-cyclical – 2.1% (continued)
PetIQ LLC
10.17% (6 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,054,192	$1,038,380
Quirch Foods Holdings LLC
10.45% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 10/27/27	953,880	947,327
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	1,057,805	934,180
Blue Ribbon LLC
11.43% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28	1,035,000	882,337
LaserAway Intermediate Holdings II LLC
11.41% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 10/14/27	781,187	766,540
Gibson Brands, Inc.
10.66% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	491,250	437,213
Southern Veterinary Partners LLC
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27	424,753	422,204
Endo Luxembourg Finance Company I SARL
14.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	592,500	380,681
Florida Food Products LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/18/28	439,356	375,649
HAH Group Holding Co. LLC
10.45% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	255,153	251,752
Total Consumer, Non-cyclical		7,644,162
Technology – 1.7%
Polaris Newco LLC
8.95% ((1 Month Term SOFR + 3.50%) and (Commercial Prime Lending
Rate + 2.50%), Rate Floor: 3.50%) due 06/04/26†††	2,021,000	1,894,134
Sitecore Holding III A/S
10.98% ((6 Month EURIBOR + 7.75%) and (12 Month EURIBOR + 7.00%),
Rate Floor: 7.75%) due 03/12/26†††	EUR 727,995	789,269
11.84% ((3 Month Term SOFR + 6.25%) and (6 Month Term SOFR + 7.75%),
Rate Floor: 6.25%) due 03/12/26†††	584,919	582,520
11.84% ((3 Month Term SOFR + 6.25%) and (6 Month Term SOFR + 7.75%),
Rate Floor: 6.25%) due 03/09/26†††	111,648	111,191
Aston FinCo SARL
9.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 780,080	829,642
RLDatix
13.19% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	700,000	685,650
24-7 Intouch, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25	382,938	377,512
Datix Bidco Ltd.
12.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 300,000	370,943
Sitecore USA, Inc.
11.84% ((3 Month Term SOFR + 6.25%) and (6 Month Term SOFR + 7.75%),
Rate Floor: 6.25%) due 03/12/26†††	286,383	285,209

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 9.3% (continued)
Technology – 1.7% (continued)
Atlas CC Acquisition Corp.
9.90% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	191,431	$177,100
Total Technology		6,103,170
Industrial – 1.7%
Dispatch Terra Acquisition LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28	1,124,125	1,053,867
Arcline FM Holdings LLC
10.40% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 06/23/28	959,038	942,974
Level 3 Financing, Inc.
7.21% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 03/01/27	1,000,000	940,000
CapStone Acquisition Holdings, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/12/27†††	931,966	926,725
Aegion Corp.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 05/17/28	588,174	580,828
Merlin Buyer, Inc.
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	575,189	565,123
Merlin Buyer, Inc.
due 12/14/28†††	300,000	294,000
TK Elevator Midco GmbH
6.85% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 274,012	282,195
Integrated Power Services Holdings, Inc.
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/22/28†††	196,669	195,270
ILPEA Parent, Inc.
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 06/22/28†††	127,173	124,629
Total Industrial		5,905,611
Communications – 0.6%
FirstDigital Communications LLC
9.71% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/17/26†††	1,250,000	1,214,685
Syndigo LLC
9.96% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 12/15/27†††	929,590	897,055
Total Communications		2,111,740
Financial – 0.6%
Citadel Securities, LP
7.96% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 07/29/30	987,399	986,865
Eisner Advisory Group
10.71% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	711,669	710,339
HighTower Holding LLC
9.64% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28	348,128	346,099
Total Financial		2,043,303
Utilities – 0.0%
Oregon Clean Energy LLC
9.24% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/01/26	79,386	78,096

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 9.3% (continued)
Total Senior Floating Rate Interests
(Cost $34,481,531)		$33,376,419
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.4%
Government Agency – 2.4%
Freddie Mac
3.00% due 08/01/52[7]	2,930,298	2,490,280
3.00% due 06/01/52[7]	2,913,706	2,471,939
Uniform MBS 30 Year
due 09/14/53[14]	4,411,764	3,719,346
Total Government Agency		8,681,565
Residential Mortgage-Backed Securities – 0.9%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,2	1,972,124	1,719,893
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[2,4]	537,125	521,485
OBX Trust
2022-NQM8, 6.10% due 09/25/62[2,4]	434,755	425,096
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,9	500,000	418,803
Total Residential Mortgage-Backed Securities		3,085,277
Military Housing – 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,2,13	6,787,122	427,407
2015-R1, 5.94% (WAC) due 11/25/52◊,9	84,762	73,758
Total Military Housing		501,165
Total Collateralized Mortgage Obligations
(Cost $12,486,511)		12,268,007
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	767,983
Total Foreign Government Debt
(Cost $1,242,317)		767,983
	Notional
	Value
OTC OPTIONS PURCHASED†† – 0.0%
Call Options on:
Interest Rate Options
Goldman Sachs International
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 10,800,000	19,296
Morgan Stanley Capital Services LLC
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 10,400,000	18,581
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 10,300,000	18,403

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Notional
	Value	Value
OTC OPTIONS PURCHASED†† – 0.0% (continued)
Bank of America, N.A.
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD 5,200,000	$9,291
Goldman Sachs International
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 10,800,000	396
Morgan Stanley Capital Services LLC
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	USD 10,400,000	381
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 10,400,000	381
Bank of America, N.A.
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD 5,100,000	187
Total OTC Options Purchased
(Cost $313,757)		66,916
Total Investments – 139.0%
(Cost $570,726,146)	$ 497,675,824
Other Assets & Liabilities, net – (39.0)%	(139,600,114)
Total Net Assets – 100.0%	$ 358,075,710

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

			Protection					Upfront
			Premium	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Received	Depreciation**
J.P. Morgan
Securities LLC	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR 4,400,000	$(81,663)	$(33,072)	$(48,591)

Forward Foreign Currency Exchange Contracts††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Barclays Bank plc	EUR	Sell	32,000	35,060 USD	12/18/23	$200
JPMorgan Chase Bank, N.A.	EUR	Sell	2,510,000	2,733,285 USD	12/18/23	(1,004)
Bank of America, N.A.	CAD	Sell	935,000	682,963 USD	12/18/23	(6,509)
JPMorgan Chase Bank, N.A.	GBP	Sell	2,952,000	3,690,692 USD	12/18/23	(36,313)
						$(43,626)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

◊	Variable rate security. Rate indicated is the rate effective at November 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a) (2) securities is $92,016,924 (cost $102,353,536), or 25.7% of total net assets.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2023. See table below for additional step information for each security.
5	Special Purpose Acquisition Company (SPAC).
6	Rate indicated is the 7-day yield as of November 30, 2023.
7	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of November 30, 2023, the total value of securities segregated was $152,359,198.
8	Zero coupon rate security.
9	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,373,360 (cost $7,701,346), or 1.8% of total net assets — See Note 12.
10	Perpetual maturity.
11	Security is in default of interest and/or principal obligations.
12	Payment-in-kind security.
13	Security is an interest-only strip.
14	Security is unsettled at period end and does not have a stated effective rate.
15	Taxable municipal bond issued as part of the Build America Bond program.

CAD — Canadian Dollar

CMS — Constant Maturity Swap

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

ICE — Intercontinental Exchange

ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1

plc — Public Limited Company

SARL — Société à Responsabilité Limitée

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

The following table summarizes the inputs used to value the Trust’s investments at November 30, 2023 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$31,322	$—	$21,677	$52,999
Preferred Stocks	—	7,288,211	79,079	7,367,290
Warrants	993	—	2	995
Closed-End Mutual Funds	39,452,952	—	—	39,452,952
Money Market Funds	4,750,555	—	—	4,750,555
Municipal Bonds	—	246,102,773	—	246,102,773
Corporate Bonds	—	105,796,131	6,909,900	112,706,031
Asset-Backed Securities	—	26,621,084	14,141,820	40,762,904
Senior Floating Rate Interests	—	21,828,525	11,547,894	33,376,419
Collateralized Mortgage Obligations	—	12,268,007	—	12,268,007
Foreign Government Debt	—	767,983	—	767,983
Options Purchased	—	66,916	—	66,916
Forward Foreign Currency Exchange Contracts**	—	200	—	200
Total Assets	$44,235,822	$420,739,830	$32,700,372	$497,676,024

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Credit Default Swap Agreements**	$—	$48,591	$—	$48,591
Forward Foreign Currency Exchange Contracts**	—	43,826	—	43,826
Unfunded Loan Commitments (Note 11)	—	—	63,305	63,305
Total Liabilities	$—	$92,417	$63,305	$155,722

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $140,564,305 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2023	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$9,019,356	Yield Analysis	Yield	6.7%-7.3%	7.2%
Asset-Backed Securities	4,472,464	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Asset-Backed Securities	650,000	Model Price	Purchase Price	—	—
Common Stocks	19,992	Enterprise Value	Valuation Multiple	2.9x-8.2x	3.2	x
Common Stocks	1,677	Model Price	Liquidation Value	—	—
Common Stocks	8	Third Party Pricing	Trade Price	—	—
Corporate Bonds	3,356,711	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	2,410,067	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Corporate Bonds	1,143,122	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	79,077	Enterprise Value	Valuation Multiple	5.1x	—
Preferred Stocks	2	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	7,602,952	Yield Analysis	Yield	10.3%-13.5%	11.9%
Senior Floating Rate Interests	2,176,329	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,474,613	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	294,000	Third Party Pricing	Trade Price	—	—
Warrants	2	Model Price	Liquidation Value	—	—
Total Assets	$32,700,372
Liabilities:
Unfunded Loan Commitments	$63,305	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2023, the Trust had securities with a total value of $5,632,227 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $4,130,514 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2023:

			Assets					Liabilities
	Asset -		Senior					Unfunded
	Backed	Corporate	Floating Rate		Common	Preferred	Total	Loan
	Securities	Bonds	Interests	Warrants	Stocks	Stocks	Assets	Commitments
Beginning Balance	$8,750,965	$783,421	$14,301,312	$2	$25,554	$70,186	$23,931,440	$(98,344)
Purchases/(Receipts)	5,875,423	1,650,000	1,576,710	—	—	—	9,102,133	(86,969)
(Sales, maturities and
paydowns) /Fundings	(180,113)	—	(1,494,485)	—	—	—	(1,674,598)	112,772
Amortization of premiums/
discounts	—	—	51,155	—	—	—	51,155	—
Total realized gains (losses)
included in earnings	(3,924)	—	(78,007)	—	—	—	(81,931)	11,915
Total change in unrealized
appreciation (depreciation)
included in earnings	(300,531)	(22,871)	188,848	—	(3,877)	8,891	(129,540)	(2,679)
Transfers into Level 3	—	4,499,350	1,132,875	—	—	2	5,632,227	—
Transfers out of Level 3	—	—	(4,130,514)	—	—	—	(4,130,514)	—
Ending Balance	$14,141,820	$6,909,900	$11,547,894	$2	$21,677	$79,079	$32,700,372	$(63,305)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
November 30, 2023	$(300,531)	$(22,871)	$50,858	$—	$(3,877)	$8,891	$(267,530)	$(3,604)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon Rate
	at Next	Next Rate
Name	Reset Date	Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer.

Transactions during the period ended November 30, 2023, in which the company is an affiliated issuer, were as follows:

Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/23	Additions	Reductions	(Loss)	(Depreciation)	11/30/23	11/30/23
Common Stocks
BP Holdco LLC*	$20,062	$ —	$ —	$ —	$(1,130)	$18,932	15,619
* Non-income producing security.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 49

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2023

ASSETS:
Investments in unaffiliated issuers, at value (cost $570,720,631)	$497,656,892
Investments in affiliated issuers, at value (cost $5,515)	18,932
Foreign currency, at value	12,334
Cash	66,822
Segregated cash due from broker	89,385
Unrealized appreciation on forward foreign currency exchange contracts	200
Prepaid expenses	13,753
Receivables:
Interest	5,924,621
Investments sold	751,011
Fund shares sold	185,122
Dividends	81,106
Tax reclaims	7,842
Variation margin on credit default swap agreements	3,060
Total assets	504,811,080
LIABILITIES:
Reverse repurchase agreements (Note 7)	140,564,305
Unfunded loan commitments, at value (Note 11)
(commitment fees received $85,659)	63,305
Unamortized upfront premiums received on credit default swap agreements	33,072
Unrealized depreciation on forward foreign currency exchange contracts	43,826
Interest due on borrowings	34,095
Payable for:
Investments purchased	5,345,187
Professional fees	241,827
Investment advisory fees	240,928
Offering costs	49,713
Trustees’ fees and expenses*	14,050
Protection fees on credit default swap agreements	9,580
Other liabilities	95,482
Total liabilities	146,735,370
NET ASSETS	$358,075,710
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 23,509,549 shares issued and outstanding	$235,095
Additional paid-in capital	444,849,762
Total distributable earnings (loss)	(87,009,147)
NET ASSETS	$358,075,710
Shares outstanding ($0.01 par value with unlimited amount authorized)	23,509,549
Net asset value	$15.23

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2023
For the Six Months Ended November 30, 2023
INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$14,317,656
Dividends from securities of unaffiliated issuers	1,288,705
Total investment income	15,606,361
EXPENSES:
Interest expense	3,888,216
Investment advisory fees	1,458,028
Professional fees	463,986
Fund accounting fees	60,738
Administration fees	56,104
Printing fees	37,332
Trustees’ fees and expenses*	33,277
Custodian fees	19,625
Insurance	13,903
Registration and filing fees	11,895
Transfer agent fees	10,134
Miscellaneous	7,565
Total expenses	6,060,803
Net investment income	9,545,558
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,239,373)
Swap agreements	(20,040)
Options purchased	(14,496)
Forward foreign currency exchange contracts	41,761
Foreign currency transactions	(145,006)
Net realized loss	(2,377,154)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,488,380)
Investments in affiliated issuers	(1,130)
Swap agreements	(39,174)
Options purchased	(149,961)
Forward foreign currency exchange contracts	(65,573)
Foreign currency translations	210
Net change in unrealized appreciation (depreciation)	(7,744,008)
Net realized and unrealized loss	(10,121,162)
Net decrease in net assets resulting from operations	$(575,604)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 51

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2023

	Six Months Ended
	November 30, 2023	Year Ended
	(Unaudited)	May 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,545,558	$20,548,712
Net realized loss on investments	(2,377,154)	(3,856,986)
Net change in unrealized appreciation (depreciation)
on investments	(7,744,008)	(35,081,283)
Net decrease in net assets resulting from operations	(575,604)	(18,389,557)
DISTRIBUTIONS:
Distributions to shareholders	(17,487,074)	(20,436,420)
Return of capital	—*	(13,351,040)
Total distributions	(17,487,074)	(33,787,460)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	7,632,230	17,733,096
Capital contribution from adviser	—	29,557
Reinvestments of distributions	583,138	1,369,554
Common shares offering cost charged to paid-in-capital	(46,491)	(108,019)
Net increase in net assets resulting from shareholder transactions	8,168,877	19,024,188
Net decrease in net assets	(9,893,801)	(33,152,829)
NET ASSETS:
Beginning of period	367,969,511	401,122,340
End of period	$358,075,710	$367,969,511

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2023

For the Six Months Ended November 30, 2023
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(575,604)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	7,489,510
Net change in unrealized (appreciation) depreciation on options purchased	149,961
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	65,573
Net realized loss on investments	2,239,373
Net realized loss on options purchased	14,496
Purchase of long-term investments	(31,370,184)
Proceeds from sale of long-term investments	15,726,007
Net purchases of short-term investments	(2,083,478)
Net accretion of discount and amortization of premium	(385,726)
Corporate actions and other payments	10,508
Commitment fees received and repayments of unfunded commitments	(30,368)
Increase in interest receivable	(147,691)
Increase in dividends receivable	(3,621)
Increase investments sold receivable	(671,711)
Decrease in variation margin on credit default swap agreements receivable	343
Increase in prepaid expenses	(11,479)
Increase in tax reclaims receivable	(4,350)
Increase in investments purchased payable	5,235,816
Increase in interest due on borrowings	20,831
Increase in professional fees payable	90,970
Decrease in unamortized upfront premiums received on credit default swap agreements	(4,144)
Decrease in investment advisory fees payable	(11,877)
Decrease in trustees’ fees and expenses payable*	(4,951)
Increase in protection fees on credit default swap agreements payable	43
Increase in other liabilities	25,825
Net Cash Used in Operating Activities	$(4,235,928)

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 53

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2023

Cash Flows From Financing Activities:
Distributions to common shareholders	$(16,903,936)
Proceeds from the issuance of common shares	7,480,677
Proceeds from reverse repurchase agreements	179,017,219
Payments made on reverse repurchase agreements	(165,505,148)
Offering costs in connection with the issuance of common shares	(2,500)
Net Cash Provided by Financing Activities	$4,086,312
Net decrease in cash	(149,616)
Cash at Beginning of Period (including foreign currency)**	318,157
Cash at End of Period (including foreign currency and restricted cash)***	$168,541
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$6,316,032
Supplemental Disclosure of Non Operating Activity: Dividend reinvestment	$583,138

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $104,622 of segregated cash for swap agreements from broker and $57,279 of foreign currency.
***	Includes $89,385 of segregated cash for swap agreements from broker and $12,334 of foreign currency.

See notes to financial statements.

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2023

The information in this table for the fiscal years ended 2023, 2022, 2021, 2020, and 2019 is derived from the Trust’s financial statements and has been audited.

Six Months Ended
November 30, 2023	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
(Unaudited)	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019

Per Share Data:
Net asset value, beginning of period	$16.01	$18.35	$22.80	$22.09	$22.71	$22.69
Income from investment operations:
Net investment income(a)	0.41	0.92	1.21	1.19	1.27	1.30
Net gain (loss) on investments (realized and unrealized)	(0.44)	(1.75)	(4.15)	1.03	(0.38)	0.23
Total from investment operations	(0.03)	(0.83)	(2.94)	2.22	0.89	1.53
Less distributions from:
Net investment income	(0.75)	(0.91)	(1.32)	(1.38)	(1.51)	(1.43)
Capital gains	—	—	(0.03)	(0.13)	—	(0.08)
Return of capital	—	(0.60)	(0.16)	(0.00	)*	—	—
Total distributions to shareholders	(0.75)	(1.51)	(1.51)	(1.51)	(1.51)	(1.51)
Net asset value, end of period	$15.23	$16.01	$18.35	$22.80	$22.09	$22.71
Market value, end of period	$15.65	$16.32	$19.45	$24.22	$23.20	$23.38
Total Return(b)
Net asset value	(0.08%)	(4.39	%)(g)	(13.81	%)(i)	10.30%	3.86%	7.11%
Market value	0.74%	(8.10%)	(13.96%)	11.43%	6.03%	16.81%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$358,076	$367,970	$401,122	$472,691	$414,168	$395,716
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	3.41	%(f)	2.63%	1.34%	1.27%	1.65%	1.68%
Net investment income, including interest expense	5.38	%(f)	5.51%	5.52%	5.22%	5.61%	5.82%
Portfolio turnover rate	3%	10%	36%	33%	25%	6%
Senior Indebtedness
Borrowings - committed facility agreement (in thousands)(h)	$140,564	$127,052	$—	$97,360	$10,510	$44,510
Asset Coverage per $1,000 of indebtedness(d)	$3,547	$3,896	$—	$5,855	$40,409	$9,891

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 55

FINANCIAL HIGHLIGHTS continued	November 30, 2023

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014

Per Share Data:
Net asset value, beginning of period	$23.30	$23.30	$23.35	$23.26	$23.61
Income from investment operations:
Net investment income(a)	1.48	1.59	1.48	1.48	1.63
Net gain (loss) on investments (realized and unrealized)	(0.58)	(0.04)	0.13	0.27	(0.32)
Total from investment operations	0.90	1.55	1.61	1.75	1.31
Less distributions from:
Net investment income	(1.35)	(1.55)	(1.64)	(1.48)	(1.60)
Capital gains	(0.16)	—	(0.02)	(0.18)	(0.06)
Return of capital	—	—	—	—	—
Total distributions to shareholders	(1.51)	(1.55)	(1.66)	(1.66)	(1.66)
Net asset value, end of period	$22.69	$23.30	$23.30	$23.35	$23.26
Market value, end of period	$21.44	$23.23	$22.28	$21.64	$21.69
Total Return(b)
Net asset value	3.93%	6.81%	7.25%	7.64%	6.15%
Market value	(1.23%)	11.62%	10.95%	7.52%	3.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$395,221	$405,780	$405,820	$406,668	$405,039
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.65%	1.54%	1.38%	1.32%	1.35%
Net investment income, including interest expense	6.42%	6.80%	6.47%	6.26%	7.37%
Portfolio turnover rate	8%	6%	7%	11%	10%
Senior Indebtedness
Borrowings - committed facility agreement (in thousands)	$44,510	$47,509	$61,710	$35,510	$30,964
Asset coverage per $1,000 of borrowings(d)	$9,879	$9,541	$7,576	$12,452	$14,081

See notes to financial statements.

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2023

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2023 and the years ended May 31, would be:

November 30, 2023
(Unaudited)(f)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
1.22%	1.13%	1.04%	1.01%	0.96%	0.95%	0.99%	1.00%	0.99%	1.02%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings. Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the period ended November 30, 2023 and the year ended May 31, 2023, Asset Coverage is calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, for the period ended November 30, 2023 and the years ended May 31,the expense ratios would increase by:

November 30, 2023
(Unaudited)(f)	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
0.35%	0.31%	0.20%	0.26%	0.32%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	Annualized.
(g)	The net increase from payments by affiliates totaling $29,557 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(h)	Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.
(i)	The net increase from the payment by the Adviser totaling $383,226 relating to an operational issue contributed 0.08% to total return at net asset value for the year ended May 31, 2022.

* Less than (0.01) per share.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2023

Note 1 – Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Trust’s investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust’s securities and other assets.

Valuations of the Trust’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

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Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service provider.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Trust’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Trust’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

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(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Trust’s Schedule of Investments.

The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many loans and other similar debt obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” under the federal securities laws and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

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The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(g) Distributions to Shareholders

The Trust intends to declare and pay monthly distributions to common shareholders. The Trust expects that distributions will generally consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Trust’s earnings and profit available for distribution, the excess will be deemed a return of capital. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Restricted Cash

A portion of cash on hand relates to collateral received by the Trust for swap agreements. This amount is presented on the Trust’s Statement of Assets and Liabilities as segregated cash from broker.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin

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receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference entity and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Trust on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Trust realizes a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Trust exercises a call option, the cost of the security purchased by the Trust upon exercise increases by the premium originally paid.

When the Trust writes (sells) an option, an amount equal to the premium received is entered in that Trust’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Trust enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein)

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via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Trust’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

The following table represents the Trust’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$73,400,000	$4,800,000

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index

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or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust if it is selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Trust’s use and volume of credit default swaps on a monthly basis:

Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index exposure	$ —	$ 4,400,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Trust’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased		Sold
Hedge	$ —		$6,826,867

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of November 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Investments in unaffiliated
Interest rate option contracts	issuers, at value	—
	Unrealized appreciation on forward	Unrealized depreciation on forward
Currency forward contracts	foreign currency exchange contracts	foreign currency exchange contracts
	Variation margin on credit	Unamortized upfront premiums
Credit rate swap agreements	default swap agreements	received on credit default swap agreements

The following tables set forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at November 30, 2023:

Asset Derivative Investments Value

	Options	Forward
	Purchased	Foreign
Swaps Credit	Interest	Currency	Total Value at
Risk*	Rate Risk	Exchange Risk*	November 30, 2023
$ —	$ 66,916	$200	$67,116
Liability Derivative Investments Value

	Options	Forward
	Written	Foreign
Swaps Credit	Interest	Currency	Total Value at
Risk*	Rate Risk	Exchange Risk*	November 30, 2023
$ 48,591	$ —	$43,826	$92,417

*	Includes cumulative appreciation (depreciation) of OTC and centrally-cleared derivatives contracts as reported on the Trust’s Schedule of Investments. For centrally-cleared derivatives, variation margin is reported within the Trust’s Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the period ended November 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements
Interest rate options contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Trust’s Statement of Operations categorized by primary risk exposure for the period ended November 30, 2023:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations

	Options	Forward
	Purchased	Foreign
Swaps Credit	Interest	Currency
Risk	Rate Risk	Exchange Risk	Total
$(20,040)	$ (14,496)	$ 41,761	$7,225

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations

	Options	Forward
	Purchased	Foreign
Swaps Credit	Interest	Currency
Risk	Rate Risk	Exchange Risk	Total
$(39,174)	$(149,961)	$(65,573)	$(254,708)

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

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reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 4 – Offsetting

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Trust’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Trust’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
	Gross Amounts		of Assets	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
Amounts of		Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency
exchange
contracts	$200	$ —	$200	$—	$ —	$200
Options
purchased	$66,916	$ —	$66,916	$(6,509)	$—	$60,407

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency
exchange
contracts	$43,826	$ —	$43,826	$(6,509)	$ —	$37,317
Reverse
repurchase
agreements	$140,564,305	$ —	$140,564,305	$(140,564,305)	$ —	$—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Trust has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives.

The following table presents deposits held by others in connection with derivative investments as of November 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
J.P. Morgan Securities LLC	Credit default	$89,385	$—
	swap agreements

Note 5 –Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Trust, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM, under the oversight and supervision of the Trust’s Board and the Adviser, manages the investment of the assets of the Trust in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Trust, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Trust and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.30% of the Trust’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

If the Trust invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Trust’s Adviser has agreed to waive Trust fees to the extent necessary to offset the proportionate share of any management fee paid by the Trust with respect to its investment in such fund. Fee waivers will be calculated at the Trust level without regard to any expense cap, if any, in effect for the Trust. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2023, there were no such fees waived.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

On November 11, 2022, the Trust received a one-time payment from the Adviser for $29,557 relating to an operational issue. This amount is included in Capital contribution from adviser on the Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs

72 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Trust’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2023, the average daily balance for which reverse repurchase agreements were outstanding amounted to $130,829,419. The weighted average interest rate was 5.75%. As of November 30, 2023, there was $140,564,305 (inclusive of interest payable) in reverse repurchase agreements outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

As of November 30, 2023, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	5.65% - 5.90%*	Open Maturity	$16,173,033
BofA Securities, Inc.	5.55%*	Open Maturity	829,570
Citigroup Global Markets, Inc.	5.48%*	Open Maturity	4,698,131
Goldman Sachs & Co. LLC	(1.50%) - 5.55%*	Open Maturity	1,481,553
RBC Capital Markets LLC	5.76% - 5.91%	12/18/23 - 02/20/24	90,188,117
RBC Capital Markets LLC	5.75%*	Open Maturity	27,193,901
Total			$140,564,305

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2023.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2023, aggregated by asset class of the related collateral pledged by the Trust:

	Up to		Greater than	Overnight and
	30 days	31-90 days	90 days	Continuous	Total
Corporate Bonds	$—	$45,094,357	$ —	$2,311,123	$47,405,480
Collateralized Mortgage Obligations	—	—	—	4,698,131	4,698,131
Municipal Bonds	45,093,760	—	—	43,366,934	88,460,694
Total reverse repurchase agreements	$45,093,760	$45,094,357	$ —	$50,376,188	$140,564,305
Gross amount of recognized liabilities
for reverse repurchase agreements	$45,093,760	$45,094,357	$ —	$50,376,188	$140,564,305

Note 8 – Borrowings

The Trust has entered into a $100,000,000 credit facility agreement with an approved lender. Under the most recent amended terms, the interest rate on the amount borrowed is based on the SOFR plus 95 basis points, and an unused commitment fee of 25 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2023, there was $0 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2023 was $0 with a related average interest rate of 0%. The maximum amount outstanding during the period was $0. As of November 30, 2023, the total value of securities segregated and pledged as collateral in connection with borrowings was $55,238.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$ 570,772,807	$ 9,195,446	$ (82,384,646)	$ (73,189,200)

As of May 31, 2023, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$—	$—	$ (65,454,206)	$ (3,492,263)	$ (68,946,469)

For the year ended May 31, 2023, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$ 20,436,420	$—	$ 13,351,040	$ 33,787,460

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Note 10 – Securities Transactions

For the period ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were $31,370,184 and $15,726,007, respectively.

The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended November 30, 2023, the Trust did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2023. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2023, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $152,303,960.

The unfunded loan commitments as of November 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Polaris Newco LLC	06/04/26	329,000	$20,653
TK Elevator Midco GmbH	01/29/27	EUR 725,988	42,652
Thunderbird A	03/01/37	3,074,052	–
Lightning A	03/01/37	3,132,614	–
			$63,305

*	The face amount is denominated in U.S. dollars unless otherwise indicated.
EUR	- Euro

76 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$7,088,897	$5,880,317
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37[1]	09/23/22	440,470	418,803
Freddie Mac Military Housing Bonds
Resecuritization Trust Certificates
2015-R1, 5.94% (WAC) due 11/25/52[1]	09/10/19	84,762	73,758
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	87,217	482
		$7,701,346	$6,373,360

1 Variable rate security. Rate indicated is the rate effective at November 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

2 Security is in default of interest and/or principal obligations.

Note 13 – Capital

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 23,509,549 shares issued and outstanding as of November 30, 2023. Transactions in common shares were as follows:

	Period Ended	Year Ended
	November 30, 2023	May 31, 2023
Beginning shares	22,979,362	21,864,166
Shares issued through at-the-market offering	491,744	1,032,599
Shares issued through dividend reinvestment	38,443	82,597
Ending shares	23,509,549	22,979,362

On April 12, 2023, the Trust’s current shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On April 12, 2023, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $150,000,000 from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.

As of November 30, 2023, up to $139,672,081 remained available under the at-the-market sales agreement. For the period ended November 30, 2023, the Trust paid $2,500 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

A portion of the proceeds of the foregoing offering is usually used to pay distributions and may be a return of capital. If the Trust does not conduct such offering, it may not be able to maintain distributions at historical levels. There is no guarantee that the Trust will sell all of the common

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Trust may be unable to sell its common shares under its shelf registration statement.

Note 14 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on various market and other economic conditions), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

Note 15 – Subsequent Events

The Trust evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

78 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2023

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2023.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Trust as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Trust in an amount that equals or exceeds certain percentage thresholds specified under Delaware law(beginning at 10% or more of shares of the Trust), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	November 30, 2023

Trustees

The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***

Independent Trustees:
Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	154	Current: Advent Convertible and Income
(1951)	Chair of the	(Trustee)			Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President, Strategic
	Committee	(Chair of the	Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Guggenheim Energy & Income
		Valuation			Fund (2015-2023); Fiduciary/Claymore
		Oversight			Energy Infrastructure Fund (2004-2022);
		Committee)			Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present);	153	Current: Bowhead Insurance GP, LLC
(1959)			Member, Board of Directors, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).

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OTHER INFORMATION (Unaudited) continued	November 30, 2023

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment adviser)	153	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	(1996-present); CEO, Lydon Media (2016-present); Vice Chairman, VettaFi, a		(GROW) (1995-present); The 2023 ETF
	Contracts		wholly owned subsidiary of The TMX Group (financial advisor content,		Series Trust (4) (2023-present); The 2023
	Review	Since 2020	research, index and digital distribution provider) (2022-present).		ETF Series Trust II (1) (2023-present).
	Committee	(Chair of the
		Contracts	Former: CEO, ETF Flows, LLC (financial advisor education and research		Former: Guggenheim Energy & Income
		Review	provider) (2019-2023); Director, GDX Index Partners, LLC (index provider)		Fund (2019-2023); Fiduciary/Claymore
		Committee)	(2021-2023).		Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Of Counsel, Momkus LLP (law firm) (2016-present).	154	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2003-present); PPM Funds (2)
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016);		(2018-present); Endeavor Health
	and		Executive Vice President, General Counsel, and Corporate Secretary,		(2012-present).
	Governance		Van Kampen Investments (1982-1999).
	Committee				Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset
Inflation-Linked Income Fund
(2003-2020).

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OTHER INFORMATION (Unaudited) continued	November 30, 2023

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	153	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee	Since 2020	Mortenson-Companies, Inc. (construction and real estate		Trust (14) (2018-present).
		(Chair of the	development company) (2007-2017).
		Audit			Former: Guggenheim Energy & Income
		Committee)			Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	153	Former: Guggenheim Energy & Income
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Fund (2015-2023); Fiduciary/Claymore
	Board and		Investment Company Institute (2018-present).		Energy Infrastructure Fund (2004-2022);
	Chair of the				Guggenheim Enhanced Equity Income
	Executive		Former: Member, Executive Committee, Independent Directors Council		Fund (2005-2021); Guggenheim Credit
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Allocation Fund (2013-2021); Western
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Asset Inflation-Linked Opportunities &
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Income Fund (2004-2020); Western Asset
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		Inflation-Linked Income Fund
			Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered		(2003-2020).
broker dealer) (1982-1999).

82 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***

Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	153	Former: Guggenheim Energy & Income
(1961)	Vice	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Fund (2018-2023); Fiduciary/Claymore
	President		(2014-present); Vice President, certain other funds in the Fund Complex		Energy Infrastructure Fund (2018-2022);
	and Chief	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments (2012-present).		Guggenheim Enhanced Equity Income
	Legal Officer	(Chief Legal			Fund (2018-2021); Guggenheim Credit
		Officer)	Former: President and/or Chief Executive Officer, certain funds in the Fund		Allocation Fund (2018-2021).
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
		Since 2012	Secretary, Security Benefit Life Insurance Company and Security Benefit
		(Vice	Corporation (2004-2012).
President)

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves.

- Messrs. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2024.

- Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2025.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ended May 31, 2026.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 83

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Officers

The Officers of the Guggenheim Taxable Municipal Bond & Investments Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2018	Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in
(1972)	and Chief		the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors,
	Executive		LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member,
	Officer		Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director,
Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Chief Financial	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Officer, Chief		other funds in the Fund Complex (2022-present).
Accounting
	Officer and		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Treasurer		Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

84 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 85

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2023

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Trust generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

86 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2023

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 87

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TRUST INFORMATION	November 30, 2023

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Angela Brock-Kyle	Advisors, LLC
Amy J. Lee*	Chicago, IL
Thomas F. Lydon, Jr.
Ronald A. Nyberg	Investment Sub-Adviser
Sandra G. Sponem	Guggenheim Partners Investment
Ronald E. Toupin, Jr.,	Management, LLC
Chairman	Santa Monica, CA
* Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)	Administrator and Accounting Agent
(“Interested Trustee”) of the Trust because of	MUFG Investor Services (US), LLC
her affiliation with Guggenheim Investments.	Rockville, MD

Principal Executive Officers	Custodian
Brian E. Binder	The Bank of New York Mellon Corp.
President and Chief Executive Officer	New York, NY

Joanna M. Catalucci	Legal Counsel
Chief Compliance Officer	Dechert LLP
Washington, D.C.
Amy J. Lee
Vice President and Chief Legal Officer	Independent Registered Public Accounting
Firm
Mark E. Mathiasen	Ernst & Young LLP
Secretary	Tysons, VA

James M. Howley
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

TRUST INFORMATION continued	November 30, 2023

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Trust’s Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request, by calling the Trust at (888) 991-0091.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

ABOUT THE TRUST MANAGERS

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/24)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GBAB-SAR-1123

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a) Not applicable for semi-annual reporting period.

b) The following Portfolio Manager has been added to the list of Portfolio Managers identified in response to paragraph (a)(1) of the Item in the registrant’s most recent annual report on Form N-CSR: Evan Serdensky. The information required by paragraphs (a)(1), (a)(2), (a)(3), and (a)(4) of this Item for Mr. Serdensky is as follows:

(a)(1) GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios. Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”). PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel. The PCG, in consultation with the CIO, provides direction for overall investment strategy. The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individual (in addition to those individuals disclosed in the registrants most recent annual report on Form N-CSR) shares primary responsibility for the management of the registrant’s portfolio as of the date of filing of the report.

Name	Since	Professional Experience During the Last Five Years
Evan Serdensky	2023	Guggenheim Partners Investment Management, LLC: Managing Director 2018- Present

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Manager

The following table summarizes the information regarding each of the other accounts managed by Mr. Serdensky as of November 30, 2023:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts in Which the Advisory Fee is Based on Performance	Total Assets in the Accounts in Which the Advisory Fee is Based on Performance
Registered investment companies	15	$38,765,694,255	0	$ —
Other pooled investment vehicles	3	$ 1,586,039,707	1	$216,934,125
Other accounts	38	$19,109,004,737	1	$104,767,052

(a)2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager. They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies. As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure. Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time. The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated. In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients. When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability. GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction. The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances. In many instances, there may only be one counter-party active in a particular security at a given time. In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments. All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Mr. Serdensky as of November 30, 2023:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Evan Serdensky	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 2, 2024

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 2, 2024